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                                                                     EXHIBIT 1.1

                       Lexmark International Group, Inc.

                             Class A Common Stock
                          (par value $.01 per share)



                            Underwriting Agreement

                                (U.S. Version)

                                                                          , 1997
    Goldman, Sachs & Co.,
    Merrill Lynch & Co.,
    Merrill Lynch, Pierce, Fenner & Smith Incorporated,
    Morgan Stanley & Co. Incorporated,
    Smith Barney Inc.,
     As representatives of the several Underwriters
       named in Schedule I hereto,
    c/o Goldman, Sachs & Co.,
    85 Broad Street,
    New York, New York 10004.

    Ladies and Gentlemen:

        Certain stockholders named in Schedule II hereto (the "Selling Stockholders") of Lexmark International Group, Inc., a Delaware corporation (the "Company"), propose, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters")
    an aggregate of .............. shares (the "Firm Shares") and, at the election of the Underwriters, up to .......... additional shares (the
    "Optional Shares") of Class A Common Stock (par value $.01 per share) ("Stock") of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares").

        It is understood and agreed to by all parties that the Company and the Selling Stockholders are concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the
    Selling Stockholders of up to a total of .......... shares of Stock (the
    "International Shares"), including the overallotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Underwriters"), for whom Goldman Sachs International, Merrill Lynch International, Morgan Stanley & Co. International Limited, Smith Barney Inc. and Morgan Grenfell & Co. Limited are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto as mentioned below. Except as used in Sections 2, 3, 4, 9 and 11 herein, and except as the context may otherwise require,
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    references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

        1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters and each of the Selling Stockholders that:

             (i) A registration statement on Form S-3 (File No. 333-........)
         (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became or will become effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement);

             (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements

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         or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

            (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

             (iv) The Registration Statement conforms, and any further amendments or supplements to the Registration Statement will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date of the Registration Statement and any amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Stock holder expressly for use in the preparation of the answers therein to Item 7 to Form S-3;

            (v) The Prospectus conforms, and any further amendments or supplements to the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable filing date of the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 to Form S-3;

            (vi) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference has had a material adverse effect or would reasonably be expected to have a material adverse effect on the general affairs, financial position, stockholders' equity or consolidated results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the

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         Registration Statement and the Prospectus, there has not been any change in the capital stock (other than pursuant to any employee incentive or benefit plan in existence on the date of this Agreement) or increase in the long-term debt of the Company or any of its subsidiaries in excess of $75,000,000, or any material adverse change, or any development that would reasonably be expected to involve a material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results or operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

             (vii) The Company, Lexmark International, Inc. and Lexmark International, S.N.C. (the latter two companies, the "Material Subsidiaries") have good title to all principal real properties (including, without limitation, all such properties described under the caption "Business -Properties" in the Prospectus) and good title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as, individually or in the aggregate, do not and would not reasonably be expected to have a Material Adverse Effect; and all principal real properties and buildings held under lease by the Company and its Material Subsidiaries (including, without limitation, all such properties and buildings described under the caption "Business
         - Properties" in the Prospectus) are held by them under valid, subsisting and enforceable leases with such exceptions as, individually or in the aggregate, do not and would not reasonably be expected to have a Material Adverse Effect;

             (viii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to possess such power or authority, or to be so qualified or in good standing, would not have a Material Adverse Effect; and each Material Subsidiary of the Company has been duly incorporated and is validly existing as a corporation, or a societe en nom collectif, as the case may be, in good standing under the laws of its jurisdiction of incorporation;

             (ix) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders hereunder and under the International Underwriting Agreement and the shares of the Company's Class B Common Stock (par value $.01 per share) ("Class B Stock")) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock or Class B Stock, as the case may be, contained in the Prospectus[, provided that with respect to (a) the Shares to be sold by Keys Foundation, a Netherland Antilles foundation ("Keys Foundation"), in connection with the sale of Optional Shares to the Underwriters, such Shares (the "Optional Warrant Shares") shall, upon issuance, delivery and payment therefor in the manner described in Warrant No. 6, dated February 21, 1997 (the "Keys Warrant"), issued by the Company to Keys Foundation, be duly and validly authorized and issued, fully paid and non-assessable, and (b) ........ Firm Shares to be sold by Keys
         Foundation, such Shares (the "Additional Keys Shares") shall, upon issuance, delivery and payment therefore in the manner as described in the Keys Warrant, be duly and validly authorized and issued, fully paid and non-assessable]; all of the issued shares of capital stock of Lexmark International, Inc. have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and all of the equity interests of Lexmark International,

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         S.N.C. have been duly and validly authorized and issued and are fully paid and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

             (x) The compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Third Restated Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in each case (other than with respect to the Third Restated Certificate of Incorporation or By-Laws of the Company), for such conflicts, violations, breaches or defaults which would not, individually or in the aggregate, have a Material Adverse Effect or impair the Company's ability to perform its obligations hereunder or under the International Underwriting Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

             (xi) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except, in each case (other than, in the case of the Company, with respect to its Third Restated Certificate of Incorporation and By-
         laws), for such conflicts, violations, breaches or defaults which do not have or would not reasonably be expected to have a Material Adverse Effect or impair the Company's ability to perform its obligations hereunder or under the International Underwriting Agreement;

             (xii) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, constitute in all material respects a fair summary of such terms;

             (xiii) The statements set forth in the international version of the Prospectus under the caption "Certain United States Tax Consequences to Non-U.S. Holders", insofar as such statements purport to summarize certain United States federal income and estate tax consequences of the ownership and dispensation of the Stock by certain non-U.S. holders (as such term is defined in such Prospectus) of the Shares, provide a fair summary of such consequences under current law;

             (xiv) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, individually or in the aggregate, have had, or, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have, a Material Adverse Effect; and, to

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         the best knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

             (xv) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

            (xvi) Neither the Company nor any of its subsidiaries, or, to the Company's knowledge, any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

           (xvii) To the best knowledge of the Company, Coopers & Lybrand L.L.P., who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

             (xviii) Except as disclosed in the Prospectus, the Company and its subsidiaries own or possess or are licensed to use the patents, patent licenses, trademarks, trade names, service marks, service names, copyrights and other intellectual property rights (collectively, the "Intellectual Property") necessary to carry on their business as presently conducted and as proposed to be conducted, without any conflict with or infringement of the rights of others except for any such conflicts or infringements that, individually or in the aggregate, do not or would not reasonably be expected to have a Material Adverse Effect; to the best knowledge of the Company, none of the technology employed by the Company or its subsidiaries has been obtained or is being used by the Company or its subsidiaries in violation of any contractual or fiduciary obligation binding on the Company, its subsidiaries or any of their respective directors, employees or consultants or otherwise in violation of the rights of any person except for any such violations that, individually or in the aggregate, do not or would not reasonably be expected to have a Material Adverse Effect; except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement or violation of or conflict with (and knows of no such infringement or conflict with) asserted rights of others with respect to any Intellectual Property or any trade secrets, proprietary information, inventions, know-how, processes and procedures owned, used by or licensed to the Company or any such subsidiary which, individually or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

        (b) Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

             (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the International Underwriting Agreement, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement and the International Underwriting Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement;

             (ii) With respect to each Selling Stockholder that has executed a Power of Attorney and Custody Agreement hereinafter referred to, all consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of the Power of Attorney and Custody Agreement have been obtained, and such Selling Stockholder has full right,

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         power and authority to enter into the Power of Attorney and Custody
         Agreement and to authorize the attorneys-in-fact to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement;

             (iii) The sale of the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the International Underwriting Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

             (iv) Such Selling Stockholder has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof) such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement, free and clear of all liens, encumbrances, equities or claims[, provided that with respect to (a) the Additional Keys Shares and the Optional Warrant Shares, Keys Foundation hereby represents that, upon issuance, delivery and payment therefor in the manner described in the Keys Warrant, it will have good and valid title to such Additional Keys Shares and such Optional Warrant Shares, free and clear of all liens, encumbrances, equities or claims] and, upon delivery of such Shares and payment therefor pursuant hereto and thereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters or the International Underwriters, as the case may be (assuming that the several Underwriters and the several International Underwriters are without notice of any adverse claim, as defined in the Uniform Commercial Code as adopted in the State of New York (the "Code") and are otherwise bona fide purchasers for the purposes of the Code and that such Underwriters' and the International Underwriters' rights are not limited by subsection (4) of Section 8-302 of the Code);

             (v) During the period beginning on the date hereof and continuing to and including the date 90 days after the date of the Prospectus, such Selling Stockholder will not (A) enter into any agreement providing for, or effect, any public sale, distribution or other disposition (including, without limitation any sale pursuant to Rule 144, Rule 144A or Regulation S under the Act, and any sale in a broker's transaction or through a market maker) of any Class A Common Stock, Class B Common Stock or other equity securities of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company or to grant any public option for any such sale, in any case without the prior written consent of Goldman, Sachs & Co., as representatives of the Underwriters; (B) sell, pledge, transfer or otherwise dispose of any such securities in any private transaction exempt from the registration requirements of the Act unless, prior to the consummation thereof, the person to whom such securities are sold, pledged, transferred or otherwise disposed of (including without limitation any affiliate of the Selling Stockholder) delivers to you a letter signed by such person substantially in the form of this paragraph; and (C) request registration of any securities of the Company pursuant to any registration rights that have been granted to the

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         Selling Stockholder, without the prior written consent of Goldman,
         Sachs & Co., as representatives of the Underwriters;

             (vi) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

             (vii) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did not, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided further that, for all purposes of this Agreement and the International Underwriting Agreement (including Sections 8(a), 8(b) and 8(g) hereof and thereof), the only information furnished to the Company by such Selling Stockholder expressly for use in any Preliminary Prospectus, the Registration Statement, the Prospectus or any amendment or supplement thereto, are the statements pertaining to the number of shares owned, the manner in which such shares are held (whether beneficially or otherwise) and the number of shares proposed to be sold by such Selling Stockholder under the caption "Selling Stockholders";

             (viii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

             (ix) Certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the "Custody Agreement"), duly executed and delivered by such Selling Stockholder to ChaseMellon Shareholders Services, as custodian (the "Custodian"), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement and the International Underwriting Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters and the International Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement, the International Underwriting Agreement and the Custody Agreement;

             (x) The Shares to be sold by such Selling Stockholder hereunder and under the International Underwriting Agreement and represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder and the International Underwriters under the International Underwriting Agreement; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement, of the International Underwriting Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

        2. Subject to the terms and conditions herein set forth, (a) each of the Selling Stockholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at a purchase price per share of $......., the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined, in each case, by multiplying the aggregate number of Firm Shares to be sold by such Selling Stockholder as set forth opposite its name in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from all of the Selling Stockholders hereunder, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, each of the Selling Stockholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined, in each case, by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in
    Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

        The Selling Stockholders, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to ........... Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the number of Optional Shares to be sold by each Selling Stockholder. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Attorneys-in-Fact, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Attorneys-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

        3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

        4. (a) Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Selling Stockholders, shall be delivered by or on behalf of the Selling Stockholders to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of same day funds payable to the order of the Custodian, as their interests may appear. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares,
    9:30 a.m., New York City time, on ............, 1997, or on such other time and date as Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

       (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(k) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, or at the Closing Location or elsewhere in The City of New York, as directed by Goldman, Sachs & Co. not later than the New York Business Day before the Time of Delivery, all at each Time of Delivery. A meeting will be held at the Closing Location at 11:00 a.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

        5. The Company agrees with each of the Underwriters and, to the extent provided in Sections 5(a), 5(d), 5(e) and 5(h), each of the Selling Stockholders (it being understood that you, and not the Selling Stockholders, shall have the right to consent to the actions referred to therein):

       (a) To prepare the Prospectus in a form approved by you; to file the Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or (to the Company's knowledge) threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

       (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process, or subject itself to taxation, in any jurisdiction;

       (c) Prior to 12:00 noon, New York City time, on the New York Business Day next succeeding the date of this Agreement, and thereafter, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

       (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

       (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to file a registration statement with respect to, enter into any agreement providing for, or effect, any public sale, distribution or other disposition (including, without limitation, any sale pursuant to Rule 144 or Rule 144A under the Act and any sale in a broker's transaction or through a market maker) of, except as provided hereunder and under the International Underwriting Agreement, any Stock, Class B Stock or securities of the Company that are substantially similar to the Stock or Class B Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock, Class B Stock or any such substantially similar securities (other than pursuant to employee benefit or incentive plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of Goldman, Sachs & Co.;

       (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

       (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

       (h) To use its best efforts to enforce the obligations of the stockholders under their respective agreements described in Section 7(i) hereof; and

       (i) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         6. The Company and each of the Selling Stockholders covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the International Underwriting Agreement, the Agreement between Syndicates, the Selling Agreements, the Blue Sky Memorandum, closing documents and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys; (iv) all fees and expenses in connection with listing the Shares on the New York Stock Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) the fees, disbursement expenses of one counsel selected and retained by the Selling Stockholders as a group in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ix) the fees and expenses of the Attorneys-in-Fact and the Custodian, if any; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (b) each Selling Stockholder will pay or cause to be paid all costs and expenses incurred by such Selling Stockholder incident to the performance of such Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of any counsel for such Selling Stockholder in addition to the counsel referred to in clause
    (a)(viii), and (ii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. In connection with clause (b) (ii) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and the Selling Stockholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

        7. The obligations of the Selling Stockholders hereunder to sell and deliver Shares at a Time of Delivery shall be subject, in their discretion, to the conditions set forth in Sections 7(a), 7(c), 7(d), 7(f) and 7(k) hereof (it being understood that you, and not the Selling Stockholders, shall have the right to determine whether the form and substance of the documents referred to in Sections 7(c), 7(d), 7(f) and 7(k) are satisfactory), to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, and to the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, and to the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

       (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

       (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the matters covered in paragraphs (i), (ii), (iv) and (vi) of subsection (c) below as well as the Registration Statement and Prospectus and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

       (c) Debevoise & Plimpton, counsel for the Company, shall have furnished to you their written opinions, dated such Time of Delivery, in the forms attached hereto as Annexes 1(a) and 1(b), to the effect that:

             (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

             (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable[, provided that with respect to the Optional Warrant Shares, such Shares shall, upon issuance, delivery and payment therefor in the manner described in the Keys Warrant, be duly and validly authorized and issued, fully paid and non-assessable] and the Shares conform as to legal matters in all material respects to the description of the Stock contained in the Prospectus;

             (iii) Each Material Subsidiary of the Company has been duly incorporated and is validly existing as a corporation, or a societe en nom collectif, as the case may be, in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of Lexmark International, Inc. have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear (except as set forth in the Prospectus) of all liens, encumbrances, equities or claims; and all of the equity interests of Lexmark International, S.N.C. have been duly and validly authorized and issued and are fully paid and are owned directly or indirectly by the Company, free and clear (except as set forth in the Prospectus) of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall provide copies of such opinions and certificates to you and shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

             (iv) This Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by the Company;

             (v) No consent, approval, authorization, order, registration or qualification of or with any State of New York or Delaware or U.S. Federal court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters (as to which such counsel need not express an opinion);

             (vi) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, constitute in all material respects a fair summary of such terms;

             (vii) The statements set forth in the international version of the Prospectus under the caption "Certain United States Tax Consequences to Non-U.S. Holders", insofar as such statements purport to summarize certain United States federal income and estate tax consequences of the ownership and disposition of the Stock by certain non-U.S. holders (as such term is defined in such Prospectus) of the Shares, provide a fair summary of such consequences under current law;

             (viii) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act; and

             (ix) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements, related schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

        In addition to the matters set forth above, such opinion shall also include a statement to the effect that such counsel has not checked the accuracy or completeness of, or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the information contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, except to the limited extent set forth in the concluding clause of Section 7(c)(ii) above, that in the course of the preparation of the Registration Statement and the Prospectus by the Company, such counsel participated in conferences with representatives of the Company, the independent public accountants of the Company, the Representatives and their counsel with respect thereto and that such counsel's examination of the Registration Statement and the Prospectus and such counsel's participation in the above-mentioned conferences did not cause such counsel to believe that the Registration Statement or any amendment thereto (except as to the financial statements and related schedules and other financial and statistical information contained therein, as to which such counsel need not express a belief), at the time the Registration Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except as to the financial statements and related schedules and other financial and statistical information contained therein, as to which such counsel need not express a belief), at the time it was filed pursuant to Rule 424(b) or on the Closing Date, contained or contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than as to the laws of State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States;

        (d) Vincent J. Cole, General Counsel for the Company, shall have furnished to you his written opinion, dated such Time of Delivery, in the form attached hereto as Annex I(c), to the effect that:

                (i) Lexmark International, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                (ii) The Company has been duly qualified as a foreign
             corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect;

                (iii) To the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, individually or in the aggregate, have had, or, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have, a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                (iv) The compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Third Restated Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in each case (other than with respect to the Third Restated Certificate of Incorporation or By-Laws of the Company), for such conflicts, violations, breaches or defaults which would not, individually or in the aggregate, have a Material Adverse Effect or impair the Company's ability to perform its obligations hereunder or under the International Underwriting Agreement;

                (v) Neither the Company nor Lexmark International, Inc. is in
             violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which it is a party or by which it or any of its properties may be bound, except, in each case (other than with respect to such Certificate of Incorporation and By-Laws), for such conflicts, violations, breaches or defaults which would not have a Material Adverse Effect or impair the Company's ability to perform its obligations hereunder or under the International Underwriting Agreement;

                (vi) To the best of such counsel's knowledge, other than as set forth in the Prospectus: (a) the Company has not received notice of any claim of infringement or violation of or conflict with rights or claims of others with respect to any patents, patent rights or other Intellectual Property owned, licensed or used by the Company except for any such conflicts or infringements that, individually or in the aggregate, do not or would not reasonably be expected to have a Material Adverse Effect; (b) and such counsel is not aware of any research or licensing agreements, royalty arrangements, patents, patent rights or other Intellectual Property of others which are infringed by the Company's products or processes in such a manner which would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

                (vii) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                (viii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

        In addition to the matters set forth above, such opinion shall also include a statement to the effect that such counsel has not checked the accuracy or completeness of, or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the information contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, that in the course of the preparation of the Registration Statement and the Prospectus by the Company, such counsel participated in conferences with representatives of the Company, the independent public accountants of the Company, the Representatives and their counsel with respect thereto and that such counsel's examination of the Registration Statement and the Prospectus and such counsel's participation in the above-mentioned conferences did not cause such counsel to believe that the Registration Statement or any amendment thereto (except as to the financial statements and related schedules and other financial and statistical information contained therein, as to which such counsel need not express a belief), at the time the Registration Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (other than the financial statements and related schedules and other financial and statistical information contained therein, as to which such counsel need not express a belief), at the time it was filed pursuant to Rule 424(b) or on the Closing Date, contained or contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

       In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than as to the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States;

        (e) Ropes & Gray, counsel for the Selling Stockholders, as indicated in
    Schedule II hereto, shall have furnished to you their written opinion with respect to each of the Selling Stockholders, dated such Time of Delivery, in the form attached hereto as Annex I(d), to the effect that:

                (i) A Power of Attorney has been duly executed and delivered by or on behalf of each Selling Stockholder and a Custody Agreement has been duly executed and delivered by each Selling Stockholder, and such Agreements constitute valid and binding agreements of such Selling Stockholder in accordance with their terms;

                (ii) This Agreement and the International Underwriting Agreement
             have been duly executed and delivered by or on behalf of each Selling Stockholder; and the sale of the Shares to be sold by such Selling Stockholder hereunder and thereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the International Underwriting Agreement, the Power of Attorney and the Custody Agreement will not conflict with or result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder;

                (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the International Underwriting Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder or thereunder, except such as have been obtained under the Act and such as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters or the International Underwriters;

                (iv) Immediately prior to the Time of Delivery, each Selling
             Stockholder was the sole registered owner of the Shares to be sold by such Selling Stockholder. Upon registration of the Shares in the names of the Underwriters in the stock records of the Company (or in the name of a nominee for DTC in such stock records, with appropriate entries to the account of the Underwriters having been made in the records of DTC) the Underwriters will have acquired the Shares, free and clear of all liens, encumbrances, equities and claims (assuming that the Underwriters are without notice of any adverse claim, as defined in the Code, and are otherwise bona fide purchasers for the purposes of the Code and that such Underwriters' rights are not limited by subsection (4) of Section 8-302 of the
             Code); and

                 (v) This Agreement and the International Underwriting Agreement
             have been duly executed and delivered by or on behalf of The Clayton & Dubilier Private Equity Fund IV Limited Partnership (the "Fund"); and the sale of the Shares to be sold by the Fund hereunder and thereunder and the compliance by the Fund with all of the provisions of this Agreement and the International Underwriting Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Fund is a party or by which the Fund is bound, or to which any of the property or assets of the Fund is subject, nor will such action result in any violation of the provisions of the Partnership Agreement or similar instrument of the Fund or any statute known to such counsel or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Fund, except for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, impair the Fund's ability to perform its obligations hereunder and under the International Underwriting Agreement.

        In rendering such opinion, Ropes & Gray may state that they express no opinion as to the laws of any jurisdiction other than as to the laws of the [Commonwealth of Massachusetts], the General Corporation Law of the State of Delaware and the Federal laws of the United States, and in rendering certain of the opinions in subparagraphs (i), (ii), (iii) and (v), Ropes & Gray may rely exclusively on opinions of other counsels for each of the Selling Stockholders, provided that Ropes & Gray shall provide copies of such opinions to you and shall state that they are not aware of anything to suggest that such other counsels are not competent to render such opinions, and in rendering the opinion in subparagraph (iv), Ropes & Gray may rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Shares sold by such Selling Stockholder, provided that Ropes & Gray shall provide a copy of such certificate to you and shall state that they believe that both you and they are justified in relying upon such certificate;

        (f) On the effective date of the Registration Statement, on the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Coopers & Lybrand L.L.P. shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex II(a) hereto and a draft of the form of the letter to be delivered on the effective date of any post effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex II(b) hereto);

        (g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock (other than pursuant to any employee benefit or incentive plan in existence on the date of this Agreement) or increase in the long-term debt of the Company or any of its subsidiaries in excess of $75,000,000, or any change, or any development that would reasonably be expected to involve a change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause
    (i) or (ii), is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

        (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

        (i) The Company has obtained and delivered to the Underwriters executed copies of holdback agreements from each of the stockholders of the Company listed on Exhibit I hereto in the form previously provided to you;

        (j) The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section, and as to such other matters as you may reasonably request; and

        (k) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement.

        8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person to whom there was not sent by commercially reasonable means, at or prior to the written confirmation of such sale, a copy of the Prospectus, where such delivery is required by the Act, if the Company has previously furnished sufficient copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus and corrected in the Prospectus.

         (b) The Company will indemnify and hold harmless each Selling Stockholder against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Selling Stockholder for any legal or other expenses reasonably incurred by such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, or that arises out of or is based on such Selling Stockholder's failure to deliver a copy of the Registration Statement, Preliminary Prospectus or Prospectus, or any amendment or supplement thereto.

         (c) Each of the Selling Stockholders will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Underwriters by such Selling Stockholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no Selling Stockholder shall be liable to any Underwriter under the indemnity agreement in this subsection (c) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus, where such delivery is required by the Act, if the Company has previously furnished sufficient copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing at such time to such Underwriter and corrected in the Prospectus; and provided, further, that the liability of a Selling Stockholder pursuant to this subsection (c) shall not exceed the net amount received by such Selling Stockholder (after deducting any underwriting discount) from the sale of the Shares pursuant to the Prospectus.

         (d) Each of the Selling Stockholders will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Underwriters by such Selling Stockholder expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no Selling Stockholder shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based on the Underwriters' failure to deliver a copy of the Registration Statement, Preliminary Prospectus or Prospectus, or any amendment or supplement thereto; and provided, further, that the liability of a Selling Stockholder pursuant to this subsection (d) shall not exceed the net amount received by such Selling Stockholder (after deducting any underwriting discount) from the sale of the Shares pursuant to the Prospectus.

         (e) Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

         (f) Promptly after receipt by an indemnified party under subsection
    (a), (b), (c), (d) or (e) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on all claims that were or could have been made by all parties to such action or claim, arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (g) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c), (d) or (e) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then, in every case (except as specifically provided below), each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares (except, solely in any case where the Company is required hereunder to indemnify a Selling Stockholder or vice versa, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and such Selling Stockholder on the other from the offering of the Shares). If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (f) above, then, in every case (except as specifically provided below), each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations (except, solely in any case where the Company is required hereunder to indemnify a Selling Stockholder or vice versa, in such proportion as is appropriate to reflect not only such relative benefits as would apply in such case as provided above but also the relative fault of the Company on the one hand and such Selling Stockholder on the other in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations). The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (g) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (g). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (g), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (g) to contribute are several in proportion to their respective underwriting obligations and not joint. Notwithstanding the foregoing, a Selling Stockholder shall not be required to contribute under this subsection (g) except to the extent and under such circumstances as such Selling Stockholder would have been liable pursuant to Section 8(c) or (d) hereof had indemnification been enforceable under applicable law.

         (h) The obligations of the Company and the Selling Stockholders under this Section 8 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act. The obligations of the Company under Section 8(b) hereof shall extend upon the same terms and conditions, to each of the Selling Stockholders' directors, officers, employees, fund managers (if it is an investment fund) or fiduciaries (if it is a pension or trust fund), and to each person, if any, who controls any Selling Stockholder within the meaning of the Act. The obligations of the Selling Stockholders under
    Section 8(d) hereof shall extend, upon the same terms and conditions, to each director and officer of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         (i) The Company and the Selling Stockholders hereby agree that, with respect to the transactions contemplated by this agreement, the provisions of Sections 8(b), 8(d), 8(f) and 8(g) hereof supersede the provisions of Sections 3.7(a), 3.7(b), 3.7(c) and 3.7(e) of the Registration and Participation Agreement, dated as March 27, 1991, as amended, among the Company and the Selling Stockholders.

        9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than five New York Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

        (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

        11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Selling Stockholders as provided herein, the Company and each of the defaulting Selling

    Stockholders, if any, pro rata (with the Company's portion based on the number of Shares to be sold by all non-defaulting Selling Stockholders hereunder and the defaulting Selling Stockholders' portion based on the number of shares to be sold by such defaulting Selling Stockholders, if any, hereunder) will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

        12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

        All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention:
    Registration Department; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement,
    Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(f) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

        14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

        15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be submitted to the Company and the Selling Stockholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

        Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that, to the best of his knowledge, he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                   Very truly yours,

                                   Lexmark International Group, Inc.



                                   By: __________________________
                                       Name:  Gary E. Morin
                                       Title: Vice President and Chief Financial
                                               Officer

                                   [ Selling Stockholders ]



                                   By: _____________________________________
                                       Name:
                                       Title: Attorney-In-Fact

                                  As Attorney-in-Fact acting on behalf of
                                   the Selling Stockholders named above.



    Accepted as of the date hereof:

    Goldman, Sachs & Co.
    Merrill Lynch, Pierce, Fenner & Smith Incorporated
    Morgan Stanley & Co. Incorporated
    Smith Barney Inc.



    By:  ______________________________
           (Goldman, Sachs & Co.)

    On behalf of each of the Underwriters

                                   SCHEDULE I


                                                      TOTAL NUMBER     NUMBER OF OPTIONAL
                                                           OF              SHARES TO BE
                                                       FIRM SHARES         PURCHASED IF
                                                          TO BE           MAXIMUM OPTION
Underwriter                                             PURCHASED           EXERCISED
-----------                                            ------------    ----------------
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated.
Morgan Stanley & Co. Incorporated
Smith Barney Inc.

               Total


                                  SCHEDULE II


                                TOTAL      NUMBER OF OPTIONAL
                                NUMBER        SHARES TO BE
                                 OF             SOLD IF
                             FIRM SHARES     MAXIMUM OPTION
                              TO BE SOLD       EXERCISED
                             -----------   --------------------

The Selling Stockholders:

                             ___________   __________

          Total
                             ============  ==========

         (a) This Selling Stockholder is represented by Ropes & Gray, One International Place, Boston, Massachusetts, and has appointed Donald J. Gogel and, as the Attorney-in-Fact for such Selling Stockholder.

         (b) This Selling Stockholder is represented by Ropes & Gray, One International Place, Boston, Massachusetts, and has appointed Donald J. Gogel, Michael G. Babiarz, Marvin L. Mann and Vincent J. Cole, and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

         (c) This Selling Stockholder is represented by Prager Dreifuss, Zollikerstrasse 183, CH-8008 Zurich, Switzerland, and has appointed Donald
    J. Gogel, Michael G. Babiarz, Marvin L. Mann and Vincent J. Cole, and each of them, as the Attorneys-in-Fact for such Selling Stockholder.

                                                                       EXHIBIT I
    Selling Stockholders
    --------------------

    Non-Selling Stockholders
    ------------------------

                                                                         ANNEX I



    [Form of opinions of regular and corporate counsel for the Company and counsel for the Selling Stockholders]

                                                                        ANNEX II



    [Executed accountants' comfort letter, dated the effective date, and form of bring-down comfort letter]

                                       2